January 2020 INVESTOR PRESENTATION

FORWARD LOOKING STATEMENTS This presentation contains statements regarding our expectations, beliefs and views about our future financial performance and our business, trends and expectations regarding the markets in which we operate, and our future plans. Those statements constitute “forward-looking statements” within the meaning of Section 27Aof the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may”. Forward-looking statements are based on current information available to us and our assumptions about future events over which we do not have control. Moreover, our business and our markets are subject to a number of risks and uncertainties which could cause our actual financial performance in the future, and the future performance of our markets (which can affect both our financial performance and the market prices of our shares), to differ, possibly materially, from our expectations as set forth in the forward-looking statements contained in this presentation. In addition to the risk of incurring loan losses, which is an inherent risk of the banking business, these risks and uncertainties include, but are not limited to, the following: the risk that the economic recovery in the United States, which is still relatively fragile, will be adversely affected by domestic or international economic conditions, which could cause us to incur additional loan losses and adversely affect our results of operations in the future; the risk that our results of operations in the future will continue to be adversely affected by our exit from the wholesale residential mortgage lending business and the risk that our commercial banking business will not generate the additional revenues needed to fully offset the decline in our mortgage banking revenues within the next two to three years; the risk that our interest margins and, therefore, our net interest income will be adversely affected by changes in prevailing interest rates; the risk that we will not succeed in further reducing our remaining nonperforming assets, in which event we would face the prospect of further loan charge-offs and write-downs of other real estate owned and would continue to incur expenses associated with the management and disposition of those assets; the risk that we will not be able to manage our interest rate risks effectively, in which event our operating results could be harmed; the prospect that government regulation of banking and other financial services organizations will increase, causing our costs of doing business to increase and restricting our ability to take advantage of business and growth opportunities. Additional information regarding these and other risks and uncertainties to which our business is subject are contained in our Annual Report on Form 10-K for the year ended December 31, 2018 which is on file with the SEC as well as subsequent Quarterly Reports on Form 10-Q that we file with the SEC. Due to these and other risks and uncertainties to which our business is subject, you are cautioned not to place undue reliance on the forward-looking statements contained in this news release, which speak only as of its date, or to make predictions about our future financial performance based solely on our historical financial performance. We disclaim any obligation to update or revise any of the forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. 2

CORPORATE OVERVIEW _________________________________ Pacific Mercantile Bank is a full service business bank serving Southern California . Bank founded in 1999 . $1.4 billion in total assets . 7 locations in Southern California . Focused on middle-market businesses with revenues between $10 to $75 million CORPORATE HEADQUARTERS COSTA MESA, CALIFORNIA 3

INVESTMENT HIGHLIGHTS _________________________________ . Growing commercial bank operating in attractive Southern California markets . New CEO hired in September 2019 to accelerate growth and profitability . Well defined value proposition drives new client acquisition without compromising on pricing and terms . Favorable shifts in loan and deposit mix adding to franchise value . Disciplined expense management driving improved efficiencies . Attractive valuation trading at 1.10x tangible book value(1) (1) Based on closing price on January 27, 2020 4

OFFICE LOCATIONS _________________________________ Newport Beach Century City Irvine Spectrum Costa Mesa La Habra Ontario San Diego 5

EXECUTIVE MANAGEMENT TEAM

Name	Title	Financial Services Experience	Tenure at PMB	Select Experience
Brad R. Dinsmore	President & Chief Executive Officer	~32 years	Started in Sep. 2019	▪ Corporate EVP at SunTrust Banks ▪ Head of U.S. Retail Banking at Citigroup ▪ Orange County Market President at Bank of America
Curt A. Christianssen	Executive Vice President & Chief Financial Officer	~22 years	~5 years	▪ EVP & CFO of Carpenter Community BancFund ▪ Interim CFO at Manhattan Bancorp ▪ CFO and Director of Corporate Development for Dartmouth Capital Group and Eldorado Bancshares
Robert Anderson	Executive Vice President & Interim Chief Credit Officer	~23 years	~6 years	▪ Chief Banking Officer at Pacific Mercantile Bank ▪ Various positions at Silicon Valley Bank including head of Orange County office
Curtis Birkmann	Executive Vice President & Chief Technology Officer	~9 years	~4 years	▪ Chief Information Officer at Bank of Manhattan ▪ Senior Software Engineer and Senior Program Manager at Corcen Data International
Maxwell G. Sinclair	Executive Vice President & Chief Compliance Officer	~23 years	~8 years	▪ Vice President/Compliance and BSA Manager at California Bank & Trust

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BOARD OF DIRECTORS

Name	Title	Tenure	Select Experience
Edward J. Carpenter	Chairman of the Board	~6 years	▪ Founder, Chairman, Chief Executive Officer and Principal of Seapower Carpenter Capital, Inc. ▪ Founder, Chairman, Chief Executive Officer and Principal of Carpenter & Company
James Deutsch	Director	~2 years	▪ Partner, Patriot Financial Partners ▪ President and Chief Executive Officer of Team Capital Bank
Brad R. Dinsmore	Director	Added in Sep 2019	▪ President and CEO of Pacific Mercantile Bancorp
Shannon F. Eusey	Director	Added in May 2019	▪ Co-Founder, President and Chief Executive Officer of Beacon Pointe Advisors ▪ Managing Director and Portfolio Manager at Roxbury Capital Management
Michael P. Hoopis	Director	~6 years	▪ Chief Executive Officer and President of Targus Group International, Inc.
Denis P. Kalscheur	Director	~4 years	▪ Vice Chairman and Chief Executive Officer of Aviation Capital Group Corp.
Michele S. Miyakawa	Director	Added in May 2019	▪ Managing Director of Moelis & Company ▪ Investment banking positions at UBS and Donaldson, Lufkin & Jenrette
David J. Munio	Director	~3 years	▪ Chief Credit Officer of Wells Fargo & Company ▪ Various executive positions at First Interstate Bank
Stephen P. Yost	Director	~5 years	▪ Principal of Kestrel Advisors ▪ Regional Chief Credit Officer for Comerica Bank

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MARKET POSITIONING _________________________________ Differentiating Strategy to Target Business Clients “We Help Companies Succeed” Middle-Market Horizon Analytics® Service/Products Businesses • Financial analysis • Customized Commercial • Need for financial • Business planning Loans guidance • Modeling and forecasting • Asset Based Lending • Limited internal financial • Balance sheet • Owner Occupied RE sophistication management • Treasury Management • Limited outside advisory • Scenario analysis • Value driven pricing support Majority of new relationships being brought into the Bank are C&I operating companies 8

HORIZON ANALYTICS® _________________________________ A unique, game-changing tool that provides a deeper understanding of a Client’s company and industry, which enables us to tailor business discussions to Client needs Peer Company Financial Performance Comparison US and California Client Provided Industry Research Financials and Report Database Aspirations Interview Synthesis and Company Valuation Impact Analysis Scenario Modeling for Modeled Scenarios Private Company Financial Statement Database Comprised of Over 1 Million Sets of Financial Statements Recommended Next Steps Partnering with Pacific Mercantile Bank . Competitive advantage with 70% success rate when . Streamlines underwriting and allows loan pricing using Horizon Analytics flexibility (+25 to 50 bps) . Relationships include loans, deposits and treasury . Increases retention by providing ongoing analysis and management services recommendations 9

OPERATING COMPANY HIGHLIGHTS _________________________________ . Target operating companies with annual revenues between $10 million and $75 million . Identified industry verticals for which there are over 20,000 businesses in service area . Primarily manufacturing, distribution and service industries . Operating company characteristics: . Total loans and deposits of at least $1.0 million; . Average loan commitment of ~$2.5 million; . 30% - 40% self funded in core deposits 10

SOCAL REPRESENTS LARGEST MARKET FOR OPERATING COMPANIES _________________________________ MARKET COMPARISONS FOR OPERATING COMPANIES Relative size of MSAs where there are more than 2,000 target clients 11

ENHANCING BANKER PRODUCTIVITY _________________________________ • All C&I bankers being trained in Horizon Analytics® More effectively leverage • Horizon Analytics® incorporated into all business development Horizon Analytics® efforts • Horizon Analytics® increases win rate and improves loan pricing Dedicated CRE and small • 30% of assets will be managed by 20% of bankers business lending groups • Enables 80% of sales force to focus solely on operating companies created Increase time spent on • Reduced administrative responsibilities for relationship managers • Allows C&I bankers to spend more time with existing clients and business development new prospects Align development goals • More focus on operating companies and incentives • Higher variable opportunity for top performers 1212

FINANCIAL PERFORMANCE OVERVIEW _________________________________ Adjusted Pre-Tax Pre-Provision Income* $20.0 $17.0 $15.0 $15.0 $10.0 ($ in ($ in millions) $4.8 $3.8 $4.6 $3.9 $4.3 $4.1 $5.0 $2.9 $3.5 $0.0 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 FY 2018 FY 2019 Adjusted Return on Average Assets* Adjusted Return on Average Equity* 0.98% 9.66% 1.00% 10.00% 0.79% 0.77% 8.05% 7.84% 7.55% 0.72% 7.03% 0.62% 4.32% 0.50% 0.45% 5.00% 0.25% 2.46% 0.07% 0.69% 0.00% 0.00% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 *2018 figures exclude income from PMAR and the reversal of the valuation allowance against the Company’s deferred tax assets ($11.1 million), applying a normalized tax rate of 30.0%; 13 see Non-GAAP reconciliation table in appendix

IMPROVING OPERATING LEVERAGE _________________________________ Bank Efficiency Ratio 100% 92.1% 90% 88.9% 80% 78.1% 70% 65.3% 60% 50% 2016 2017 2018 2019 14

LOAN PORTFOLIO FOCUS ON RELATIONSHIP LENDING _________________________________ Other Consumer, 2.0% 8.1% $ 1.13 Billion as of December 31, 2019 CRE: all other, 18.5% Multifamily, 15.7% Average Yield of 5.20% in 4Q19 CRE: owner-occupied, 19.5% Commercial, 36.2% 55.7% Relationship Loans 15

LOAN PRODUCTION TRENDS _________________________________ . Focused sales execution and leveraging the competitive advantages of Horizon Analytics . Growth in core portfolios (C&I and owner-occupied CRE) mitigated by payoffs and reducing exposure to entertainment-related loans Fundings/Runoff/Utilization ($ in millions) $150.0 64% 63.3% $130.1 63.4% $99.2 $100.0 62% $92.2 $84.5 $78.3 $81.9 $54.9 $54.5 $50.0 $45.0 60% $38.6 60.1% 59.7% 59.1% $0.0 58% 4Q18 1Q19 2Q19 3Q19 4Q19 Loan Fundings Payoffs/Paydowns C&I Line Utilization Rate 16

DRIVERS OF LOAN GROWTH _________________________________ . Focus on operating companies driving growth in C&I and CRE-Owner Occupied loan portfolios over the longer-term . 2019 outstanding balances in operating company loans impacted by exit of business line ($25mm), lower line utilization ($30mm), and payoffs ($35mm) stemming from imprudent competition in our market (credit structures and pricing) . Balance sheet management resulting in growth in other non-core loan categories Total C&I + CRE-Owner Occupied All Other Loans Outstanding Total Loans Outstanding Loans Outstanding ($ in millions) ($ in millions) ($ in millions) $1,200 $700 $600 $656 $1,126 $629 $609 $497 $1,094 $500 $1,065 $600 $456 $547 $438 $399 $1,000 $500 $400 $947 $400 $300 $800 $300 $200 12/31/16 12/31/17 12/31/18 12/31/19 12/31/16 12/31/17 12/31/18 12/31/19 12/31/16 12/31/17 12/31/18 12/31/19 17

ASSET QUALITY _________________________________ . Increase in NPAs and NCOs not centered in any specific industry classification . Identified weaknesses are company specific (e.g., loss of key contracts and management changes) . Comprehensive review of credit administration processes and loan portfolio largely completed NPAs/Total Assets NCOs/Average Loans (annualized) 2.00% 2.40% 1.96% 1.50% 1.90% 1.12% 1.40% 1.00% 0.93% 0.90% 0.80% 0.54% 0.50% 0.41% 0.40% 0.10% 0.10% -0.02% 0.02% 0.00% -0.10% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 18

DEPOSIT COMPOSITION FOCUSED ON CORE DEPOSITS _________________________________ $1.20 Billion as of December 31, 2019 2019 Deposit Trends Average Cost of Total Deposits of 1.08% in 4Q19 Checking accounts up 25% Certificates of Deposit 23.1% Non-Interest Core deposits up 7% Bearing 33.1% Savings/Money Time deposits up 2% Market 34.7% Interest Total deposits up 6% Checking 9.1% 19

NET INTEREST MARGIN _________________________________ Well Positioned for Stable to Increasing Net Interest Margin • Positive factors impacting cost of funds • Growth in DDAs allowing for reduced reliance on time deposits • Continued opportunities to reduce rates on non-maturity deposits • Approximately 2/3 of CD portfolio will mature in 2020 (current rates approximately 70 bps lower than maturing rates) • Deposit base has shifted to less rate sensitive clients over past two years • Positive factors impacting loan yields • New loan production focused on higher yielding C&I loans • Repricing from recent Fed Funds rate cuts largely complete • 60% of total loans are fixed rate • $120 million of variable rate loans within 0-50 bps of floors at 12/31/19 • $140 million of variable rate loans within 50-100 bps of floors at 12/31/19 20

STRONG CAPITAL POSITION _________________________________ PM BANK WELL-CAPITALIZED REQUIREMENT 13.8% 15.0% 12.7% 12.7% 10.0% 10.0% 8.0% 6.5% 5.0% 0.0% COMMON EQUITY TIER 1 TIER 1 CAPITAL RATIO TOTAL CAPITAL RATIO CAPITAL RATIO As of December 31, 2019 21

Strategic Priorities _________________________________ • Accelerate growth and profitability – double acquisition of new operating companies 2019-2020 • Increase business development productivity through realignment of resources to allow bankers more time to spend with clients and new prospects • Leverage success in winning deposit relationships to expand lending opportunities with high quality operating companies • Continue to improve deposit mix with increases in core deposits and reduced reliance on CDs • Maintain stable to increasing net interest margin • Generate higher non-interest income through further growth in SBA gain on sale income • Keep expenses stable to generate increasing operating leverage • Maintain strong asset quality with manageable credit costs 22

Investor Relations: Curt Christianssen (714) 438-2531 Curt.christianssen@pmbank.com 23

Non-GAAP Reconciliation

(Dollars in thousands)

		Q1:18	Q2:18	Q3:18	Q4:18	Q1:19	Q2:19	Q3:19	Q4:19	12M:18	12M:19
A	Net interest income	$ 12,185	$ 12,447	$ 11,689	$ 12,601	$ 12,051	$ 12,219	$ 12,743	$ 12,543	$ 48,922	$ 49,556
B	PMAR interest recoveries	791	811	32	-	-	-	-	-	1,634	-
C	Adjusted net interest income (A - B)	11,394	11,636	11,657	12,601	12,051	12,219	12,743	12,543	47,288	49,556
D	Non-interest income	1,055	1,136	1,115	1,329	1,490	1,386	1,342	1,369	4,635	5,588
E	Non-interest expense	9,533	9,299	9,002	9,135	8,983	9,707	9,697	9,790	36,970	38,179
F	Adjusted net income before provision for loan losses and taxes (C + D - E)	2,916	3,473	3,770	4,795	4,558	3,898	4,388	4,122	14,953	16,965
G	Provision for loan losses	-	-	-	-	3,300	-	2,100	3,750	-	9,150
H	Adjusted net income before tax (F - G)	2,916	3,473	3,770	4,795	1,258	3,898	2,288	372	14,953	7,815
I	Normalized tax provision (H x 30%)	875	1,042	1,131	1,439	377	1,169	686	112	4,487	2,344
J	Adjusted net income (H - I)	$ 2,041	$ 2,431	$ 2,639	$ 3,356	$ 881	$ 2,729	$ 1,602	$ 260	$ 10,466	$ 5,471
K	Average assets	$ 1,308,729	$ 1,349,530	$ 1,330,648	$ 1,364,721	$ 1,389,850	$ 1,410,713	$ 1,437,816	$ 1,435,195	$ 1,338,716	$ 1,418,571
L	Average equity	$ 116,184	$ 120,854	$ 134,593	$ 138,961	$ 143,206	$ 144,639	$ 148,381	$ 150,048	$ 127,730	$ 146,592
M	Adjusted ROAA (J / K, annualized)	0.62%	0.72%	0.79%	0.98%	0.25%	0.77%	0.45%	0.07%	0.78%	0.39%
N	Adjusted ROAE (J / L, annualized)	7.03%	8.05%	7.84%	9.66%	2.46%	7.55%	4.32%	0.69%	8.19%	3.73%

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